KemPharm

Q2 2018 Results

August 9, 2018

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2018, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Q2 2018 Results Call Participants

- **Travis Mickle, Ph.D.** – President & Chief Executive Officer
- **R. LaDuane Clifton, CPA** – Chief Financial Officer, Secretary & Treasurer
- **Dan Cohen, M.A.L.S.** – EVP, Government & Public Relations

KemPharm Product Pipeline

Category	Product Candidate	Parent Drug	Development Status	Next Milestone	Potential NDA Submission
ADHD	KP415	Methylphenidate (ER)	Clinical	Oral and IN HAP Data	Q1 2019
	KP484	Methylphenidate (ER)	Clinical	Initiation of Efficacy Trial	2019
PAIN	Apadaz®	Hydrocodone/ APAP	FDA Approved	Potential Commercial Partnerships	N/A
	KP201/IR	Hydrocodone	Clinical	IN HAP Data	2019* with Priority Review
	KP511/ER	Hydromorphone	Clinical	POC in ER Formulation	2020* with Priority Review
	KP511/IR	Hydromorphone	Clinical	BE and HAP Data	2019* with Priority Review

* NDA timing is contingent upon status of Apadaz commercialization efforts

Recent Clinical Development Highlights

- On July 9th, announced top line results from the KP415.E01 efficacy and safety trial in children with ADHD
- On May 10th, announced topline results from the KP415.A03 Intravenous Human Abuse Potential trial of the KP415 prodrug

KP415 Product Overview

- Prodrug of d-MPH (serdexmethylphenidate) with extended release properties, co-formulated with immediate release d-MPH
- Potential KP415 features and benefits
  - Once-daily dosing
  - Earlier onset and longer duration of therapeutic effect
  - Active metabolism may offer more predictable therapeutic effect
  - Lower abuse potential
  - Patient-friendly dosage form
    - Small capsule size (same as Vyvanse), easily swallowed
    - May be opened and contents sprinkled on food or mixed into liquids for easier ingestion
- No generic equivalent product
- Composition-based patent expires in 2032; pending applications, if granted, may potentially expire in 2037; potentially NCE eligible

KP415.E01 Efficacy Trial Overview

- First patient treatment occurred on December 20, 2017
- Double-blind, placebo-controlled, randomized, parallel, analog classroom trial
- Children 6 to 12 years with ADHD (150 completers)
- 5 U.S. trial sites, 2-3 cohorts each; 5-18 subjects per cohort/per site
- 3-week open-label KP415 dose optimization period ending with 2-day drug washout period
- On Visit 5 (Day 21), baseline SKAMP-C scores were collected at pre-dose, patients were given their last open-label dose and then they were randomly assigned to either placebo or their optimized dose of KP415 once daily in the morning for 1 week
- On Visit 6 (Day 28), SKAMP-C scores were collected at pre-dose and post-dose efficacy assessments were taken at 0.5, 1, 2, 4, 8, 10, 12 and 13 hours

KP415.E01 Efficacy Trial Met it's Primary Endpoint

- KP415.E01 met the primary endpoint of mean difference in change from baseline (pre-dose Visit 5) across all post-dose time points for the SKAMP-C score (p<0.001)

Change in SKAMP-C from Pre-dose Visit 5						
	LS Mean (SE)		Difference in LS mean (SE)	95% Confidence Interval		
Statistical Measure	KP415	Placebo	KP415 – Placebo	KP415 – Placebo		p-Value
Mean difference in change from baseline across all post-dose time-points	-4.87 (0.62)	0.54 (0.70)	-5.41 (0.87)	-7.10	-3.71	<0.001

Differences in SKAMP-C Change Between KP415 and Placebo Were Statistically Significant

	SKAMP-C Change at Visit 6 from Baseline			
	Baseline = predose Visit 5 (prespecified)*		Baseline = predose Visit 6 (post hoc)*	
	Difference in LS mean (SE)		Difference in LS mean (SE)	
Time	KP415 – Placebo	p-Value	KP415 – Placebo	p-Value
Predose	2.37 (1.18)	0.044	0.60 (1.14)	0.600
0.5 hours postdose	-2.28 (1.18)	0.053	-4.19 (1.14)	<0.001
1 hours postdose	-7.40 (1.18)	<0.001	-9.22 (1.14)	<0.001
2 hours postdose	-10.14 (1.18)	<0.001	-12.25 (1.14)	<0.001
4 hours postdose	-9.76 (1.18)	<0.001	-11.88 (1.14)	<0.001
8 hours postdose	-7.05 (1.18)	<0.001	-9.37 (1.14)	<0.001
10 hours postdose	-3.91 (1.18)	<0.001	-6.20 (1.14)	<0.001
12 hours postdose	-0.96 (1.18)	0.412	-3.07 (1.14)	0.007
13 hours postdose	-1.63 (1.18)	0.167	-3.71 (1.14)	0.001

* Statistical model includes pre-dose Visit 5 or Visit 6 as covariate, respectively.

Differences in PERMP-A Change Between KP415 and Placebo Were Statistically Significant

	PERMP-A Change at Visit 6 from Baseline			
	Baseline = predose Visit 5 (prespecified)*		Baseline = predose Visit 6 (post hoc)*	
	Difference in LS mean (SE)		Difference in LS mean (SE)	
Time	KP415 – Placebo	p-Value	KP415 – Placebo	p-Value
Predose	-0.43 (5.18)	0.933	0.26 (4.40)	0.953
0.5 hours postdose	20.12 (5.18)	<0.001	22.13 (4.40)	<0.001
1 hours postdose	27.91 (5.18)	<0.001	29.66 (4.40)	<0.001
2 hours postdose	39.35 (5.18)	<0.001	41.44 (4.40)	<0.001
4 hours postdose	32.62 (5.18)	<0.001	35.57 (4.40)	<0.001
8 hours postdose	23.03 (5.18)	<0.001	25.77 (4.40)	<0.001
10 hours postdose	17.36 (5.18)	<0.001	19.81 (4.41)	<0.001
12 hours postdose	12.08 (5.18)	0.020	14.50 (4.40)	0.001
13 hours postdose	16.57 (5.18)	0.001	19.17 (4.40)	<0.001

* Statistical model includes pre-dose Visit 5 or Visit 6 as covariate, respectively.

Differences in PERMP-C Change Between KP415 and Placebo Were Statistically Significant

	PERMP-C Change at Visit 6 from Baseline			
	Baseline = predose Visit 5 (prespecified)*		Baseline = predose Visit 6 (post hoc)*	
	Difference in LS mean (SE)		Difference in LS mean (SE)	
Time	KP415 – Placebo	p-Value	KP415 – Placebo	p-Value
Predose	-0.97 (5.12)	0.850	0.07 (4.27)	0.986
0.5 hours postdose	20.06 (5.12)	<0.001	22.40 (4.27)	<0.001
1 hours postdose	29.24 (5.12)	<0.001	31.31 (4.27)	<0.001
2 hours postdose	40.60 (5.12)	<0.001	44.05 (4.27)	<0.001
4 hours postdose	33.64 (5.12)	<0.001	36.87 (4.27)	<0.001
8 hours postdose	23.57 (5.12)	<0.001	26.85 (4.27)	<0.001
10 hours postdose	18.38 (5.12)	<0.001	21.27 (4.27)	<0.001
12 hours postdose	12.55 (5.12)	0.014	15.33 (4.27)	<0.001
13 hours postdose	18.34 (5.12)	<0.001	21.36 (4.27)	<0.001

* Statistical model includes pre-dose Visit 5 or Visit 6 as covariate, respectively.

KP415.E01 Efficacy Trial Summary

- KP415.E01 efficacy trial met its primary endpoint
- SKAMP-C trial data using Visit 6 as the pre-dose baseline demonstrate a 30-minute onset of effect with duration up to 13 hours
- PERMP-A and PERMP-C trial data are also supportive of a 30-minute onset of effect with duration up to 13 hours
- Additional secondary endpoints are also supportive of efficacy, including:
  - ADHD-RS-5
  - WREMB-R
  - Conners 3-P
  - CGI-S, CGI-I
- Effect size calculations show similar clinical effect sizes as literature reported data for products like Vyvanse®, Concerta® and Focalin XR®
- Based on the entirety of the KP415.E01 trial data, we believe KP415 has a differentiated efficacy profile with an early onset and long duration of therapeutic effect for the treatment of ADHD

Drug Liking VAS After IV Injection of KP415 Prodrug was Similar to Placebo



At the Moment Drug Liking VAS Scores
85
75
65
55
45
35
VAS Score
0
2
4
6
8
Time (hours)
KP415 Prodrug
d-MPH HCl
Placebo

Note: d-MPH HCl = dexmethylphenidate hydrochloride
Drug Liking was assessed on a bipolar scale
(0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking)
Subjects received equimolar doses of KP415 Prodrug and d-MPH HCl

Next Steps

- KP415 NDA remains on track for submission in Q1 2019
- KP484 NDA submission expected to follow later in 2019
- Strategic partnering discussions for KP415 continue based on:
  - Significant, near-term ADHD prodrug commercial opportunity
  - Differentiated onset and duration efficacy profile
  - Differentiated IV HAP data for serdexmethylphenidate, with oral and IN HAP data still to come
  - Long patent life and potential NCE status

Q2 2018 Financial Results

- Q2 2018 net loss of $10.0 million, or $0.65 per basic share and $0.91 per diluted share, vs. Q2 2017 net loss of $6.5 million, or $0.44 per basic and diluted share
  - Net loss for Q2 2018 was primarily due to loss from operations of $13.9 million and net interest expense and other items of $1.7 million, partially offset by non-cash fair value adjustment income of $5.6 million
  - Loss from operations increased to $13.9 million for Q2 2018 compared to $8.2 million for Q2 2017, primarily due to an increase of $5.8M in research and development expenses, partially offset by a decrease of $0.1 million in general and administrative expenses
- As of June 30, 2018, total cash and security-related items[1] were $29.3 million, which was a decrease of $7.9 million compared to March 31, 2018
- Based on the Company's current forecast, existing resources are expected to fund operating expenses and capital expenditure requirements into, but not through, Q1 2019

1 - Includes cash, cash equivalents, restricted cash, marketable securities, and trade date receivables

KemPharm Expected Milestones

Product	Event	Date	
KP484	IND Filing	2017	✓
KP415	Initiate Pivotal Efficacy Study	2017	✓
Apadaz®	FDA Approval	02/23/18	✓
KP415 / KP484	IV Human Abuse Potential (HAP) Data	Q2 2018	✓
KP415	Pivotal Efficacy Study Results	Mid-2018	✓
KP415 / KP484	Oral HAP Data	2H 2018	
KP415 / KP484	IN HAP Data	2H 2018	
KP484	Initiate Pivotal Efficacy Study	2H 2018	
KP415	NDA Submission	Q1 2019	
KP484	Pivotal Efficacy Study Results	2019	
KP484	NDA Submission	2019	

KemPharm

Q2 2018 Results

August 9, 2018